                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                           --------------------------

                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (date of earliest event reported):  May 17, 2004


                         MARISA CHRISTINA, INCORPORATED
             (Exact name of Registrant as specified in its charter)

        Delaware                        0-24176                 11-3216809
(State of Incorporation)        (Commission File Number)     (I.R.S. Employer
                                                            Identification No.)


8101 Tonnelle Avenue, North Bergen, New Jersey                  07047-4601
   (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code:           (201) 758-9800

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
------  -------------------------------------------------------------------

(c)      Exhibits.

         99.1  Marisa Christina Incorporated News Release dated May 17, 2004

Item 9.  Regulation FD Disclosure
-------  -------------------------

The following information is being furnished pursuant to Item 9 and Item 12 of Form 8-K.

On May 17, 2004, we issued a press release reporting first quarter ended March 31, 2004 financial results. A copy of the press release is attached hereto as
Exhibit 99.1. The information furnished in this Item 9 and Item 12 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended, nor shall such information be deemed incorporated by reference in any filing with the Securities and Exchange Commission, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES


      Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                         MARISA CHRISTINA, INCORPORATED

                                         BY: /s/ S. E. Melvin Hecht
                                            ---------------------------------
                                            S. E. Melvin Hecht
                                            Vice-Chairman, Chief Financial
                                            Officer and Treasurer


Dated: May 17, 2004

INDEX TO EXHIBIT


Exhibit No.                                       Document
-----------                                      ---------

99.1           Marisa Christina, Incorporated News Release dated May 17, 2004.